OTHER LOSSES	12 Months Ended
Dec. 31, 2018
OTHER LOSSES
OTHER LOSSES

8.    OTHER LOSSES

	Year ended December 31,
	2016	2017	2018
	Thousand USD	Thousand USD	Thousand USD
Change of financial liabilities with fair value through profit and loss (Note 29, Note 30)	(2,957)	(39,105)	(25,607)
Change of financial assets with fair value through profit and loss	—	—	814
Hedge ineffectiveness on cash flow hedges and net loss arising on interest rate swap designated as at FVTPL (Note 25, Note 30)	(641)	201	248
Transaction cost related to FVTPL liabilities (Note a)	(4,041)	—	—
Net foreign exchange (losses) gains	1,145	1,814	397
Others, net	1,523	(2,896)	1,751
	(4,971)	(39,986)	(22,397)
(a)	The transaction cost represents the professional fee directly attributable to the issue of the financial liability to Hudson.